Exhibit 24(a)
POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, Perry H. Braun of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator New Consultant Protector New TotalAccumulator New FutureVest	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
	Wilton Reassurance Life Co of New York Separate Account A	811-07467

SelectDirections
Custom Portfolio
AIM Lifetime Plus
AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity Series
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Morgan Stanley Variable Annuity
Morgan Stanley Plus Variable Annuity
Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649
Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	Re-Registering Former No. 333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of February, 2024.
/s/ Perry H. Braun
Perry H. Braun
Director, Senior Vice President and Chief Investment Officer

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, James R. Dwyer, Director, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator New Consultant Protector New TotalAccumulator New FutureVest	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
	Wilton Reassurance Life Co of New York Separate Account A	811-07467

SelectDirections
Custom Portfolio
AIM Lifetime Plus
AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity Series
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Morgan Stanley Variable Annuity
Morgan Stanley Plus Variable Annuity
Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649
Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	Re-Registering Former No. 333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of February, 2024.
/s/ James R. Dwyer
James R. Dwyer
Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, James Evans of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator New Consultant Protector New TotalAccumulator New FutureVest	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
	Wilton Reassurance Life Co of New York Separate Account A	811-07467

SelectDirections
Custom Portfolio
AIM Lifetime Plus
AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity Series
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Morgan Stanley Variable Annuity
Morgan Stanley Plus Variable Annuity
Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649
Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	Re-Registering Former No. 333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of February, 2024.
/s/ James Evans
James Evans
Vice President, Controller

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, Steven D. Lash of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator New Consultant Protector New TotalAccumulator New FutureVest	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
	Wilton Reassurance Life Co of New York Separate Account A	811-07467

SelectDirections
Custom Portfolio
AIM Lifetime Plus
AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity Series
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Morgan Stanley Variable Annuity
Morgan Stanley Plus Variable Annuity
Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649
Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	Re-Registering Former No. 333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of February, 2024.
/s/ Steven D. Lash
Steven D. Lash
Director, Senior Vice President and Group Chief Financial Officer

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, Lauren Mak of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator New Consultant Protector New TotalAccumulator New FutureVest	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
	Wilton Reassurance Life Co of New York Separate Account A	811-07467

SelectDirections
Custom Portfolio
AIM Lifetime Plus
AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity Series
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus Allstate Advisor Preferred Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share Putnam
Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Morgan Stanley Variable Annuity
Morgan Stanley Plus Variable Annuity
Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649
Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	Re-Registering Former No. 333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of February, 2024.
/s/ Lauren Mak
Lauren Mak
Senior Vice President, Chief Financial Officer

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, Susan Moser of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator New Consultant Protector New TotalAccumulator New FutureVest	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
	Wilton Reassurance Life Co of New York Separate Account A	811-07467

SelectDirections
Custom Portfolio
AIM Lifetime Plus
AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity Series
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Morgan Stanley Variable Annuity
Morgan Stanley Plus Variable Annuity
Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649
Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	Re-Registering Former No. 333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 29 day of February, 2024.
/s/ Susan Moser
Susan Moser
Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, David Overbeeke, Director, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator New Consultant Protector New TotalAccumulator New FutureVest	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
	Wilton Reassurance Life Co of New York Separate Account A	811-07467

SelectDirections
Custom Portfolio
AIM Lifetime Plus
AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity Series
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Morgan Stanley Variable Annuity
Morgan Stanley Plus Variable Annuity
Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649
Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	Re-Registering Former No. 333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 28th day of February, 2024.
/s/ David Overbeeke
David Overbeeke
Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, Dmitri Ponomarev of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator New Consultant Protector New TotalAccumulator New FutureVest	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
	Wilton Reassurance Life Co of New York Separate Account A	811-07467

SelectDirections
Custom Portfolio
AIM Lifetime Plus
AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity Series
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Morgan Stanley Variable Annuity
Morgan Stanley Plus Variable Annuity
Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649
Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	Re-Registering Former No. 333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of February, 2024.
/s/ Dmitri Ponomarev
Dmitri Ponomarev,
Chairman of the Board of Directors

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, John J. Quinn, Director, of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator New Consultant Protector New TotalAccumulator New FutureVest	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
	Wilton Reassurance Life Co of New York Separate Account A	811-07467

SelectDirections
Custom Portfolio
AIM Lifetime Plus
AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity Series
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Morgan Stanley Variable Annuity
Morgan Stanley Plus Variable Annuity
Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649
Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	Re-Registering Former No. 333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 9th day of February, 2024.
/s/ John J. Quinn
John J. Quinn
Director

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, Scott Sheefel of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator New Consultant Protector New TotalAccumulator New FutureVest	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
	Wilton Reassurance Life Co of New York Separate Account A	811-07467

SelectDirections
Custom Portfolio
AIM Lifetime Plus
AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity Series
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Morgan Stanley Variable Annuity
Morgan Stanley Plus Variable Annuity
Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649
Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	Re-Registering Former No. 333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of February, 2024.
/s/ Scott Sheefel
Scott Sheefel
Director, President and Chief Executive Officer

POWER OF ATTORNEY
KNOW ALL MEN BY THESE PRESENTS, that I, Enrico Treglia of Wilton Reassurance Life Company of New York, a New York life insurance company, do hereby appoint Jaime Merritt and Karen Carpenter, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, as amended, in connection with the registration of the variable contracts listed below, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
Product Name	Separate Account Name	File No. Investment Company Act of 1940
New Consultant Accumulator New Consultant Protector New TotalAccumulator New FutureVest	Wilton Reassurance Life Co of New York Variable Life Separate Account A	811-21250
	Wilton Reassurance Life Co of New York Separate Account A	811-07467

SelectDirections Custom
Portfolio AIM Lifetime Plus
AIM Lifetime Plus II
Allstate RetirementAccess Variable Annuity Series
Provider Ultra Variable Annuity
AIM Lifetime Enhanced Choice VA
The Scudder Horizon Advantage VA
Allstate Variable Annuity
Allstate Variable Annuity II
Allstate Variable Annuity 3
Allstate Variable Annuity 3 AssetManager
Preferred Client Variable Annuity
AIM Lifetime America Classic
AIM Lifetime America Regal
AIM Lifetime America Freedom
Allstate Advisor Variable Annuity
Allstate Advisor Plus
Allstate Advisor Preferred
Allstate Variable Annuity – B Share
Allstate Variable Annuity – L share
Putnam Allstate Advisor
Putnam Allstate Advisor Plus
Putnam Allstate Advisor Preferred
Morgan Stanley Variable Annuity
Morgan Stanley Plus Variable Annuity
Morgan Stanley Preferred Variable Annuity

New The Scudder Horizon Plan Variable Annuity	Wilton Reassurance Life Co of New York Variable Annuity Account	811-05649
Product Name	File No. Securities Act of 1933
Market Value Adjustment Contract	Re-Registering Former No. 333-260634

IN WITNESS WHEREOF, I have hereunto set my hand this 20 day of February, 2024.
/s/ Enrico Treglia
Enrico Treglia
Senior Vice President, Group Chief Operating Officer